UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 3, 2021
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2021, Flotek Industries, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Flotek Industries, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”). The board of directors of the Company had previously adopted and approved the amended 2018 Plan on April 19, 2021, subject to shareholder approval.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Meeting, the stockholders elected all of the Company’s nominees for directors, approved on a non-binding, advisory basis the compensation of the Company’s named executive officers, and approved an amendment to the 2018 Plan to increase the number of shares of common stock available for granting awards under the 2018 Plan from 5,700,000 to 8,500,000. The proposals and a summary of the amended 2018 Plan are further described in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 22, 2021 and are incorporated herein by reference. The summaries set forth therein do not purport to be complete and are each qualified by reference to the full text of the amended 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

A total of 39,800,609 shares of the Company’s common stock were present at the Meeting in person or by proxy, which represented approximately 54.75% of the shares of the Company’s common stock as of April 8, 2021, the record date for the Meeting. The results of the voting were as follows:

Item 1: Election of Directors

Name	For	Against	Abstain
Harsha V. Agadi	38,963,077	281,745	555,787
Ted D. Brown	37,878,368	1,349,809	572,432
Michael Fucci	38,995,506	239,771	565,332
John W. Gibson, Jr.	38,782,306	454,992	563,311
Paul W. Hobby	37,215,335	2,016,421	568,853
David Nierenberg	38,294,904	948,952	556,753

Item 2: Advisory Vote on Named Executive Compensation

For	Against	Abstain
38,212,007	916,734	671,868

Item 3: Approval of an Amendment to the 2018 Long-Term Incentive Plan

For	Against	Abstain
38,464,895	709,338	626,376

Item 7.01    Regulation FD Disclosure.

On June 7, 2021, the Company provided a written transcript of the Meeting on its website. The transcript is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), is not subject to the liability of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

Exhibit Number	Description
10.1	Flotek Industries 2018 Long-Term Incentive Plan.
99.1	Transcript of 2021 Annual Meeting of Stockholders of Flotek Industries, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: June 7, 2021	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer